UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 11, 2008

                      China Housing & Land Development Inc.
             (Exact name of registrant as specified in its charter)

     Nevada                       000-51429                     20-1334845
 (State or Other              (Commission File                 (IRS Employer
 Jurisdiction of                   Number)                  Identification No.)
 Incorporation)

                         6 Youyi Dong Lu, Han Yuan 4 Lou
                         Xi'An, Shaanxi Province, China
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     710054
                                   (Zip Code)

                                 86-029-82582632
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2008 (the "Grant Date"), the Board of Directors (the "Board") of China Housing & Land Development Inc. (the "Company"), upon recommendation of the Compensation Committee of the Board ("Compensation Committee"), approved grants of restricted stock awards to certain officers and employees of the Company under the Company's Detailed Implementation Rule for Restrictive Stock Incentive Plan of 2007-2008 (the "Incentive Plan").

The Company has met its performance goals for the fiscal year ending December 31, 2007, and the number of Bonus Shares awarded to each of the officers and employees is set forth below:

            Name              Bonus Shares of the Common Stock
           Title             Mortgaged for Make-Good Provision    Bonus Shares of the Common      Total Number of Bonus Shares
                               Payment of the Stock Purchase         Stock for Performance
                                         Agreement

Pingji Lu                                 351,435                          60,000                          411,435
Chairman & Chief Executive Officer

Xiaohong Feng                              61,162                          45,857                          107,019
Chief Operation Officer

Genxiang Xiao                             47,758                            39,643                         87,401
Chief Administration Officer

Jing Lu                                   49,645                            28,571                         78,216
VP & Board Secretary

Lei Feng                                       0                            27,429                         27,429
Assistant CFO

Yulong Wan                                     0                            18,500                         18,500
Former CFO

Fang Nie                                       0                            15,000                         15,000
Finance Supervisor

Yun Yang                                       0                             5,000                          5,000
Finance Supervisor

All of the restricted shares of common stock described above were valued at $2,992,500, the closing price of our common stock on the NASDAQ on July 2, 2008.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

N/A

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2008

                                CHINA HOUSING & LAND DEVELOPMENT, INC.


                                By:  /s/ Pingji Lu
                                     ---------------
                                     Name: Pingji Lu
                                     Title: Chairman & Chief Executive Officer